SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                      FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: October 18, 1999
(Date of earliest event reported)  October 6, 1999


                         DOBSON COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in its charter)


          OKLAHOMA               333-23769          73-1110531
(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)          File Number)     Identification No.)


                     13439 North Broadway Extension, Suite 200
                         Oklahoma City, Oklahoma                     73114
                      (Address of principal executive offices)     (Zip Code)


                                (405) 529-8500
              (Registrant's telephone number, including area code)

                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  OTHER EVENTS

On October 6, 1999, Dobson Communications Corporation, an
Oklahoma corporation (the "Company"), AT&T Wireless
Services, Inc. ("AT&T") and American Cellular Corporation
("ACC") announced the signing of a definitive agreement whereby the Company and AT&T will acquire ACC for $2.32 billion through a newly created joint venture.

(c)  Exhibits

The following exhibit is filed as a part of this report:

Exhibit
  No.        Description                         Method of Filing
-------      -----------                         ----------------
99.1         Press Release of the Company,             (1)
             AT&T and ACC dated October 6, 1999
_____________________

    (1)      Filed herewith.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      October 18, 1999               Dobson Communications Corporation
                                          (Registrant)

                                          By BRUCE R. KNOOIHUIZEN
                                             Bruce R. Knooihuizen

                                 EXHIBIT INDEX

Exhibit
  No.    Description                         Method of Filing
-------  -----------                         ----------------

99.1     Press Release of the Company,       Filed herewith electronically
         AT&T and ACC dated October 6, 1999